UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 30, 2003
(Date of earliest event reported)

Rayovac Corporation

(Exact name of Registrant as specified in its charter)

Wisconsin (State of Incorporation)	001-13615 (Commission File No.)	22-2423556 (IRS Employer Identification No.)

601 Rayovac Drive, Madison, Wisconsin 53711
(Address of principal executive offices, including zip code)

(608) 275-3340
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On September 30, 2003, Rayovac Corporation (the “Company”) completed its previously announced acquisition (the “Acquisition”) of 100% of the outstanding Membership Interests of Remington Products Company, L.L.C. (“Remington”), directly and through the purchase of entities owning Membership Interests in Remington. Remington designs and distributes electric shavers and accessories, grooming products, hair care appliances and other small electrical consumer appliances. The Acquisition was completed pursuant to the terms of a Purchase Agreement (the “Purchase Agreement”) dated August 21, 2003, by and among the Company, Remington, Vestar Equity Partners, L.P., Investors/RP, L.L.C. and RPI Corp., as amended. A copy of the Purchase Agreement was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on September 3, 2003, and Amendment No. 1 to the Purchase Agreement, dated September 29, 2003, is filed as Exhibit 2.2 hereto, both of which are incorporated herein by reference. Remington will be operated as a wholly-owned subsidiary of the Company.

     The aggregate purchase price paid by the Company consisted of a cash payment of $165 million and the assumption of approximately $180.5 million in indebtedness, including the assumption of all outstanding 11% Series B and Series D Senior Subordinated Notes due 2006 issued by Remington and Remington Capital Corp. (the “Remington Notes”). The purchase price was determined on the basis of arm’s length negotiations between the parties. No prior material relationships existed between the Company and the other parties to the Acquisition or their respective affiliates, directors or officers, except that Neil P. DeFeo, former President and Chief Executive Officer of Remington, was appointed to the Company’s Board of Directors contingent upon the completion of the Acquisition.

     On September 30, 2003, the Company also completed its previously announced private placement of $350 million aggregate principal amount of 8 1/2% Senior Subordinated Notes due 2013 (the “Senior Subordinated Notes”), pursuant to a purchase agreement (the “Note Purchase Agreement”) dated September 26, 2003, by and among the Company, the initial purchasers of the Senior Subordinated Notes (the “Initial Purchasers”) and the subsidiary guarantors named therein. In connection with the private placement of the Senior Subordinated Notes, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) dated as of September 30, 2003, by and among the Company, the Initial Purchasers and the subsidiary guarantors named therein. The Senior Subordinated Notes were issued under an indenture (the “Indenture”) dated as of September 30, 2003, by and among the Company, the subsidiary guarantors and U.S. Bank, National Association, as Trustee. The Note Purchase Agreement, Registration Rights Agreement and Indenture are attached hereto as Exhibits 1.1, 4.1, and 4.2, respectively. Proceeds from the private placement of the Senior Subordinated Notes, together with borrowings under the Company’s senior credit facilities, were used to finance the acquisition of Remington, to retire Remington’s indebtedness, to pay related fees and expenses, to repay amounts outstanding under the revolving portion of the Company’s senior credit facilities and for general corporate purposes.

     In connection with the Acquisition and the private placement of the Senior Subordinated Notes, the Company also entered into an amendment to its existing senior credit facilities to,

among other things, permit the Acquisition and the issuance of the Senior Subordinated Notes and to provide for approximately $50 million in additional borrowing under the term loan portion of the Company’s existing senior credit facilities. The amendment to the senior credit facilities is attached hereto as Exhibit 10.4.

     Also in connection with the Acquisition, as previously announced, the Company commenced tender offers (the “Offers”) to purchase for cash all $180 million principal amount of the Remington Notes. At the expiration of the Offers on October 9, 2003, approximately $125.3 million principal amount of the Remington Notes had been tendered. The Company has called for redemption all of the Remington Notes that were not tendered pursuant to the Offers.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

     The financial statements of Remington required by this item have been omitted from this report in reliance on Item 7(a)(4) of Form 8-K and will be filed in an amendment to this Current Report on Form 8-K within 60 days of the date on which this Current Report is initially required to be filed.

(b)	Pro Forma Financial Information

     The pro forma financial information required by this item has been omitted from this report in reliance on Item 7(b)(2) of Form 8-K and will be filed in an amendment to this Current Report on Form 8-K within 60 days of the date on which this Current Report is initially required to be filed.

(c)	Exhibits.

Exhibit
Number	Description of Exhibit

1.1	Purchase Agreement dated September 26, 2003, by and among Rayovac Corporation, ROV Holding, Inc., Rovcal, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc. and ABN AMRO Incorporated.

2.1*	Purchase Agreement dated August 21, 2003, by and among Rayovac Corporation, Remington Products Company, L.L.C., Vestar Equity Partners, L.P., Investors/RP, L.L.C. and RPI Corp.

2.2	Amendment No. 1 to Purchase Agreement dated August 21, 2003, by and among Rayovac Corporation, Remington Products Company, L.L.C., Vestar Equity Partners, L.P., Investors/RP, L.L.C. and RPI Corp.

4.1	Registration Rights Agreement dated September 30, 2003, by and among Rayovac Corporation, ROV Holding, Inc., Rovcal, Inc., Vestar Shaver Corp., Vestar Razor Corp., Remington Products Company, L.L.C., Remington Capital Corporation, Remington Rand Corporation, Remington Corporation, L.L.C., Banc of America Securities LLC, Citigroup Global Markets Inc. and ABN AMRO Incorporated.

Exhibit
Number	Description of Exhibit

4.2	Indenture dated September 30, 2003, by and among Rayovac Corporation, ROV Holding, Inc., Rovcal, Inc., Vestar Shaver Corp., Vestar Razor Corp., Remington Products Company, L.L.C., Remington Capital Corporation, Remington Rand Corporation, Remington Corporation, L.L.C. and U.S. Bank National Association.

10.1**	Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.

10.2***	Amendment No. 1 to Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.

10.3	Amendment No. 2 to Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.

10.4	Amendment No. 3 to Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.

*	Previously filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on September 3, 2003 and hereby incorporated by reference herein.

**	Previously filed as Exhibit 2.2 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 16, 2002 and hereby incorporated by reference herein.

***	Previously filed as Exhibit 10.17 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended December 29, 2002, as filed with the Securities and Exchange Commission on February 12, 2003 and hereby incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2003	RAYOVAC CORPORATION

	By:	/s/ Randall J. Steward

Randall J. Steward Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

1.1	Purchase Agreement dated September 26, 2003, by and among Rayovac Corporation, ROV Holding, Inc., Rovcal, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc. and ABN AMRO Incorporated.

2.1*	Purchase Agreement dated August 21, 2003, by and among Rayovac Corporation, Remington Products Company, L.L.C., Vestar Equity Partners, L.P., Investors/RP, L.L.C. and RPI Corp.

2.2	Amendment No. 1 to Purchase Agreement dated August 21, 2003, by and among Rayovac Corporation, Remington Products Company, L.L.C., Vestar Equity Partners, L.P., Investors/RP, L.L.C. and RPI Corp.

4.1	Registration Rights Agreement dated September 30, 2003, by and among Rayovac Corporation, ROV Holding, Inc., Rovcal, Inc., Vestar Shaver Corp., Vestar Razor Corp., Remington Products Company, L.L.C., Remington Capital Corporation, Remington Rand Corporation, Remington Corporation, L.L.C., Banc of America Securities LLC, Citigroup Global Markets Inc. and ABN AMRO Incorporated.

4.2	Indenture dated September 30, 2003, by and among Rayovac Corporation, ROV Holding, Inc., Rovcal, Inc., Vestar Shaver Corp., Vestar Razor Corp., Remington Products Company, L.L.C., Remington Capital Corporation, Remington Rand Corporation, Remington Corporation, L.L.C. and U.S. Bank National Association.

10.1**	Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.

10.2***	Amendment No. 1 to Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.

10.3	Amendment No. 2 to Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.

10.4	Amendment No. 3 to Third Amended and Restated Credit Agreement, dated October 1, 2002, by and among the Company,

Exhibit
Number	Description of Exhibit

VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.

*	Previously filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on September 3, 2003, and hereby incorporated by reference herein.

**	Previously filed as Exhibit 2.2 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 16, 2002 and hereby incorporated by reference herein.

***	Previously filed as Exhibit 10.17 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended December 29, 2002, as filed with the Securities and Exchange Commission on February 12, 2003 and hereby incorporated by reference herein.